UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2022

PetMed Express, Inc. (Exact name of registrant as specified in its charter)
Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Congress Avenue Delray Beach, FL 33445
(Address of principal executive offices) (Zip Code)

(561) 526-4444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

On July 14, 2022, the Board of Directors of PetMed Express, Inc. (“Company”) appointed Christine Chambers to serve as the Company’s Chief Financial Officer to assume the duties of principal financial officer and principal accounting officer effective August 3, 2022 (“Effective Date”).

Ms. Chambers, age 45, served as Senior Vice President, Chief Financial Officer and Treasurer of RealNetworks, Inc. (NASDAQ: RNWK) from March 2021 to July 2022. Prior to that, Ms. Chambers served as Vice President, Finance for Rosetta Stone Inc., from June 2018 to March 2021. Rosetta Stone was previously a publicly held company (NYSE: RST) until taken private in October 2020. From May 2016 to June 2018, Ms. Chambers served as RealNetworks’ Vice President, Finance. Previously, she served as an independent finance consultant, beginning 2015, and as Deputy Director Budget and Planning at the Bill & Melinda Gates Foundation, from 2013 to 2015. From 2005 to 2013, Ms. Chambers held several positions within the finance department of RealNetworks. Ms. Chambers holds a bachelor’s degree in finance from Loughborough University in the UK and an MBA from the University of Washington. Ms. Chambers is an Associate member of the Chartered Global Management Accountants (CGMA).

Christine Chambers Offer Letter

On July 14, 2022, the Company entered into an offer letter (“Offer Letter”) with Ms. Chambers to set forth the terms and conditions of Ms. Chambers’ employment as Chief Financial Officer of the Company. Ms. Chambers will receive an annual base salary of $375,000, she will be entitled to participate in the Company’s current employee benefit plans and programs, including medical, dental, vision, 401(k), and she will be eligible to receive annual equity awards under the Company’s equity incentive plans as in effect from time to time. Ms. Chambers will receive an initial equity award under the Company’s 2016 Employee Equity Compensation Restricted Stock Plan (“2016 Plan”) in respect of fiscal year 2023, consisting of (i) an award of 13,000 restricted shares, and (ii) 3,000 performance restricted shares, which performance restricted shares will be based on the attainment of performance criteria equally weighted between adjusted EBITDA and revenue. The shares for each grant will be released from restriction equally over a three (3) year period on the anniversary of the grant date, subject to the attainment of performance criteria in the case of the performance restricted shares. In the event of a Change of Control (as defined in 2016 Plan), the restrictions on the restricted stock shall terminate and lapse upon the following conditions: within twelve (12) months following the Change of Control if Ms. Chambers employment with the Company is terminated by (i) the Company, or the Company’s successor, without ”Cause” (as defined in the Offer Letter) or (ii) by Ms. Chambers for “Good Reason” (as defined in the Offer Letter). Ms. Chambers will also receive a one-time sign-on bonus in the amount of $50,000, subject to pro-rata repayment if Ms. Chambers terminates employment with the Company within the first twelve months of employment. Ms. Chambers will be entitled to severance benefits in the event the Company terminates her employment other than for Cause (as defined in the Offer Letter), consisting of (i) twelve months of severance pay at her base salary at the time of termination, paid bi-weekly in accordance with the Company’s payroll practice for employees, and (ii) payment of the employer portion of COBRA premiums (or cash in lieu of) until the earliest of (i) the last day of the period ending on the date that is twelve (12) months following such termination of employment, or (ii) the date when Ms. Chambers becomes eligible for substantially equivalent health insurance coverage in connection with new employment.

The Company and Ms. Chambers intend to enter into an employment agreement for Ms. Chambers’ service as Chief Financial Officer effective on the Effective Date which will provide substantially the same terms as described in, and supersede, the Offer Letter.

There are no family relationships between Ms. Chambers and any other director or executive officer of the Company. There are no understandings or arrangements between Ms. Chambers and any other person pursuant to which Ms. Chambers was appointed as an executive officer of the Company. Ms. Chambers has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Securities Act”).

The description in this report of Ms. Chambers’ Offer Letter does not purport to be complete, and is qualified in its entirety by reference to the full text of the Offer Letter attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Departure of Officer

The current Chief Financial Officer of the Company, Bruce Rosenbloom, will continue as the Company’s Chief Financial Officer until the Effective Date. The Company has presented a proposal to Mr. Rosenbloom regarding the continuation of his employment with the Company for services following the Effective Date until December 31, 2022. The Company and Mr. Rosenbloom are in the process of finalizing a transition and separation agreement with the Company.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are provided as part of this report:

Exhibit No.	Description

10.1	Offer Letter by and between PetMed Express, Inc. and Christine Chambers
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section21E of the Exchange Act. From time to time, the Company may also provide oral or written forward-looking statements in other materials the Company releases to the public. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Statements that refer to future events or circumstances are forward-looking statements, and include, but are not limited to, the Company’s expectations regarding the appointment of Ms. Chambers as Chief Financial Officer and the transition of Mr. Rosenbloom. In addition, statements that the Company makes in this Current Report on Form 8-K that are not statements of historical fact may also be forward-looking statements. Words such as “expects,” “intends,” “goals,” “plans,” “believes,” “continues,” “may,” “should,” “anticipate,” “seek,” “estimate,” “outlook,” “future benefits,” “potential,” "estimates," "anticipates," and variations of such words and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those indicated (both favorably and unfavorably). These statements are based on our beliefs, as well as assumptions we have used based upon information currently available to us. Because these statements reflect our current views concerning future events, these statements involve risks, uncertainties, and assumptions. For further information on other risk factors, please refer to the “Risk Factors” contained in the Company’s Form 10-K, under Part I, Item 1A, for the year ended March 31, 2022 filed with the Securities and Exchange Commission. Caution should be taken not to place undue reliance on any such forward-looking statements. Forward-looking statements speak only as of the date when made and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2022

PETMED EXPRESS, INC.

By:	/s/ Mathew N. Hulett
Name:	Mathew N. Hulett
Title:	Chief Executive Officer and President

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